SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): November 21, 2002

                          DREW INDUSTRIES INCORPORATED

           Delaware                        0-13646                13-3250533
       (State or other                   (Commission           (I.R.S. Employer
jurisdiction of incorporation)           File Number)        Identification No.)

200 Mamaroneck Avenue, White Plains, New York                       10601
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (914) 428-9098


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          (Former name or former address, if changed since last report)

Item 5. Other Events.

            Reference is made to the Press Release dated November 21, 2002, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits

        c) Exhibits

           99 Press Release dated November 21, 2002

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DREW INDUSTRIES INCORPORATED
                                     (Registrant)


                                     By: /s/ Leigh J. Abrams
                                        --------------------------------------
                                         Leigh J. Abrams
                                         President and Chief Executive Officer

Dated: November 22, 2002


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